Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q2 2024

Community Healthcare Trust	2Q 2024 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	2Q 2024 | Supplemental Information

COMPANY SNAPSHOT

June 30, 2024
Gross real estate investments (in thousands) (1)	$1,130,792
Total properties	198
% Leased (2)	92.6%
Total square feet owned	4,457,227
Weighted Average remaining lease term (years)	7.1
Cash and cash equivalents and restricted cash (in thousands)	$734
Debt to Total Capitalization	38.9%
Weighted average interest rate per annum on Revolving Line of Credit	7.1%
Weighted average interest rate per annum on Term Loans	4.4%
Equity market cap (in millions)	$656.1
Quarterly dividend paid in the period (per share)	$0.4600
Quarter end stock price (per share)	$23.39
Dividend yield	7.87%
Common shares outstanding	28,048,712
___________
(1) Includes a portion of one property accounted for as a sales-type lease and two properties classified as held for sale.
(2) Excludes real estate assets held for sale.

Community Healthcare Trust	Page | 3	2Q 2024 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn	Cathrine Cotman	David H. Dupuy
Chairman of the Board	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair	Board member	Board member

EXECUTIVE MANAGEMENT TEAM

David H. Dupuy	William G. Monroe IV	Leigh Ann Stach	Timothy L. Meyer
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer	Executive Vice President Asset Management

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
J. Kammert - Evercore ISI	R. Stevenson - Janney Capital Markets
W. Golladay - Baird	B. Oxford - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, P.C.	Equiniti Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	2Q 2024 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
	(Unaudited and in thousands, except per share data)
STATEMENTS OF OPERATIONS ITEMS (1)(2)(3)(4)
Revenues	$27,516	$29,333	$29,124	$28,735	$27,810
Net (loss) income	$(10,427)	$3,665	$4,567	$3,492	$6,577
NOI	$21,944	$23,542	$23,526	$23,279	$23,024
EBITDAre	$6,491	$18,989	$19,834	$19,664	$19,986
Adjusted EBITDAre	$19,960	$21,413	$21,863	$21,562	$20,972
FFO (1) (2)	$11,608	$14,043	$14,914	$14,969	$15,870
AFFO (1) (2)	$14,281	$15,712	$16,071	$16,423	$16,037

Per Diluted Share:
Net (loss) income attributable to common shareholders (1) (2)	$(0.42)	$0.11	$0.15	$0.11	$0.24
FFO (1)	$0.43	$0.53	$0.57	$0.58	$0.62
AFFO (1)	$0.53	$0.59	$0.61	$0.63	$0.63
___________

(1) Net loss and FFO for the three months ended June 30, 2024 included lease and interest receivable reserves totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million, resulting in a reduction of FFO per diluted share of approximately $0.12 per diluted share. AFFO, which adds back straight-line rent, was reduced by approximately $0.09 per diluted share for the three months ending June 30, 2024.

(2) Net loss for the three months ended June 30, 2024 includes an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.

(3) Net income for the second quarter of 2023 includes a $0.7 million net casualty gain recognized from insurance proceeds received related to one property that was vandalized, increasing FFO by $0.03 per diluted share.

(4) Net income for the third quarter of 2023 included accelerated amortization of lease intangibles on the two GenesisCare properties where the leases have been rejected of approximately $1.5 million, or $0.06 per diluted common share.

Community Healthcare Trust	Page | 5	2Q 2024 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$1,120,450	$1,090,690	$1,050,247	$1,044,893	$986,948
Total assets	$983,196	$982,701	$945,412	$955,126	$900,466

CAPITALIZATION
Net debt	$457,625	$442,320	$403,256	$401,192	$368,127
Total capitalization	$1,177,230	$1,165,024	$1,117,322	$1,116,448	$1,055,221
Net debt/total capitalization	38.9%	38.0%	36.1%	35.9%	34.9%
Market valuation	$656,059	$735,467	$735,603	$809,760	$876,392
Enterprise value	$1,112,950	$1,172,841	$1,134,226	$1,206,019	$1,240,843

Community Healthcare Trust	Page | 6	2Q 2024 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$143,717	$142,120	$136,532	$135,809	$127,433
Buildings, improvements, and lease intangibles	976,415	948,253	913,416	908,788	859,231
Personal property	318	317	299	296	284
Total real estate properties	1,120,450	1,090,690	1,050,247	1,044,893	986,948
Less accumulated depreciation	(221,834)	(211,058)	(200,810)	(192,962)	(181,769)
Total real estate properties, net	898,616	879,632	849,437	851,931	805,179
Cash and cash equivalents	734	3,805	3,491	3,885	2,627
Restricted cash	—	1,141	1,142	1,048	1,049
Real estate properties held for sale	7,326	7,466	7,466	1,115	1,252
Other assets, net	76,520	90,657	83,876	97,147	90,359
Total assets	$983,196	$982,701	$945,412	$955,126	$900,466

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$457,625	$442,320	$403,256	$401,192	$368,127
Accounts payable and accrued liabilities	12,023	11,775	12,032	15,446	10,605
Other liabilities, net	15,777	16,960	16,868	16,194	16,409
Total liabilities	485,425	471,055	432,156	432,832	395,141

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	280	277	276	273	265
Additional paid-in capital	699,833	690,491	688,156	676,716	657,057
Cumulative net income	82,094	92,521	88,856	84,289	80,797
Accumulated other comprehensive gain	21,490	21,490	16,417	29,038	23,085
Cumulative dividends	(305,926)	(293,133)	(280,449)	(268,022)	(255,879)
Total stockholders’ equity	497,771	511,646	513,256	522,294	505,325
Total liabilities and stockholders' equity	$983,196	$982,701	$945,412	$955,126	$900,466

Community Healthcare Trust	Page | 7	2Q 2024 | Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
REVENUES
Rental income	$27,905	$28,342	$28,100	$27,690	$26,764
Other operating interest	(389)	991	1,024	1,045	1,046
	27,516	29,333	29,124	28,735	27,810
EXPENSES
Property operating	5,572	5,791	5,598	5,456	4,786
General and administrative (1)	4,760	4,554	3,728	3,618	3,787
Depreciation and amortization	10,792	10,262	10,248	11,208	9,219
	21,124	20,607	19,574	20,282	17,792
OTHER INCOME (EXPENSE)
Impairment of real estate asset	(140)	—	—	(102)	—
Interest expense	(5,986)	(5,062)	(5,019)	(4,641)	(4,140)
Credit loss reserve	(11,000)	—	—	—	—
Deferred income tax expense	—	—	—	(221)	(50)
Interest and other income, net	307	1	36	3	749
	$(16,819)	$(5,061)	$(4,983)	$(4,961)	$(3,441)
NET (LOSS) INCOME	$(10,427)	$3,665	$4,567	$3,492	$6,577

NET (LOSS) INCOME PER DILUTED COMMON SHARE	$(0.42)	$0.11	$0.15	$0.11	$0.24
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,479	26,297	25,981	25,514	25,065
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4600	$0.4575	$0.4550	$0.4525	$0.4500

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	51.9%	53.2%	54.4%	52.5%	44.7%
Cash	48.1%	46.8%	45.6%	47.5%	55.3%
As a % of Revenue:
Non-cash (stock-based compensation)	8.9%	8.3%	6.9%	6.6%	5.9%
Cash	8.3%	7.3%	5.8%	6.0%	7.3%

Community Healthcare Trust	Page | 8	2Q 2024 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
NET (LOSS) INCOME (1) (2)	$(10,427)	$3,665	$4,567	$3,492	$6,577
Real estate depreciation and amortization	10,895	10,378	10,347	11,375	9,293
Credit loss reserve (2)	11,000	—	—	—	—
Impairment of real estate asset	140	—	—	102	—
Total adjustments	22,035	10,378	10,347	11,477	9,293
FFO (1) (3)	$11,608	$14,043	$14,914	$14,969	$15,870
Straight-line rent	204	(755)	(872)	(444)	(819)
Stock-based compensation	2,469	2,424	2,029	1,898	1,692
Net gain from insurance recovery on casualty loss (3)	—	—	—	—	(706)
AFFO	$14,281	$15,712	$16,071	$16,423	$16,037
FFO PER COMMON SHARE	$0.43	$0.53	$0.57	$0.58	$0.62
AFFO PER COMMON SHARE	$0.53	$0.59	$0.61	$0.63	$0.63
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,791	26,707	26,346	26,025	25,650
________________
(1) Net loss for the second quarter of 2024 included lease and interest receivable reserves totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million, resulting in a reduction of FFO per diluted share of approximately $0.12 per diluted share. AFFO, which adds back straight-line rent, was reduced by approximately $0.09 per diluted share for second quarter of 2024.

(2) Net loss for the second quarter of 2024 included an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.

(3) Net Income and FFO for the second quarter of 2023 included a $0.7 million net casualty gain recognized from insurance proceeds received related to one property that was vandalized, increasing FFO by $0.03 per diluted share.

AFFO, ADJUSTED FOR ACQUISITIONS (1)

AFFO	$14,281	$15,712	$16,071	$16,423	$16,037
Revenue on Properties Acquired in the period (2)	98	774	15	757	308
Property operating expense adjustment (2)	(10)	(71)	(5)	(149)	(71)
Interest expense adjustment (3)	(28)	(205)	(3)	(165)	(68)
AFFO, ADJUSTED FOR ACQUISITIONS	$14,341	$16,210	$16,078	$16,866	$16,206

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.
(3) Assumes that acquisitions were 40% funded with debt and the remainder funded with equity. The interest expense adjustment was calculated using the weighted average interest rate on the Company's revolving credit facility for the period.

AMORTIZATION OF STOCK-BASED COMPENSATION
Amortization Required by GAAP (1)	$2,153	$2,107	$2,029	$1,898	$1,692
Amortization Based on Legal Vesting Periods	1,782	1,746	1,563	1,540	1,430
Acceleration of Amortization	$371	$361	$466	$358	$262

(1) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

Community Healthcare Trust	Page | 9	2Q 2024 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
NET OPERATING INCOME
Net (loss) income (1) (2)	$(10,427)	$3,665	$4,567	$3,492	$6,577
General and administrative	4,760	4,554	3,728	3,618	3,787
Depreciation and amortization	10,792	10,262	10,248	11,208	9,219
Impairment of real estate asset	140	—	—	102	—
Credit loss reserve (3)	11,000	—	—	—	—
Interest expense	5,986	5,062	5,019	4,641	4,140
Deferred Income tax expense	—	—	—	221	50
Interest and other income, net	(307)	(1)	(36)	(3)	(749)
NOI	$21,944	$23,542	$23,526	$23,279	$23,024

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net (loss) income (1) (2)	$(10,427)	$3,665	$4,567	$3,492	$6,577
Interest expense	5,986	5,062	5,019	4,641	4,140
Depreciation and amortization	10,792	10,262	10,248	11,208	9,219
Deferred Income tax expense	—	—	—	221	50
Impairment of real estate asset	140	—	—	102	—
EBITDAre	$6,491	$18,989	$19,834	$19,664	$19,986
Non-cash stock-based compensation expense	2,469	2,424	2,029	1,898	1,692
Credit loss reserve	11,000	—	—	—	—
Net gain from insurance recovery on casualty loss (2)	—	—	—	—	(706)
ADJUSTED EBITDAre	$19,960	$21,413	$21,863	$21,562	$20,972

ADJUSTED EBITDAre ANNUALIZED (4)	$79,840

(1)	Net loss for the three months ended June 30, 2024 included the reversal of rent and interest related to a tenant totaling approximately $3.2 million, including straight-line rent of approximately $0.9 million.
(2)	Net loss for the three months ended June 30, 2023 included a $0.7 million net casualty gain from insurance proceeds received related to one property that was vandalized.
(3)	During the three months ended June 30, 2024, the Company recorded an $11.0 million credit loss reserve related to notes receivable that are incidental to the Company's main business with a geriatric inpatient behavioral hospital tenant.
(4)	Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	2Q 2024 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
	(Unaudited; Dollars and shares in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	27,879	27,680	27,355	26,823	26,358
Unvested restricted shares	(1,400)	(1,383)	(1,374)	(1,309)	(1,293)
Weighted average common shares outstanding - EPS	26,479	26,297	25,981	25,514	25,065

Weighted average common shares outstanding - FFO Basic	26,479	26,297	25,981	25,514	25,065
Potential dilutive common shares (from below)	312	410	365	511	585
Weighted average common shares outstanding - FFO Diluted	26,791	26,707	26,346	26,025	25,650

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$26,764	$28,564	$26,776	$28,814	$24,780
Unrecognized deferred compensation-beginning of period	$27,752	$26,776	$28,814	$24,780	$24,465
Average unrecognized deferred compensation	$27,258	$27,670	$27,795	$26,797	$24,623
Average share price per share	$24.30	$26.36	$27.54	$33.56	$34.78
Treasury shares	1,122	1,049	1,009	798	708

Unvested restricted shares	(1,400)	(1,383)	(1,374)	(1,309)	(1,293)
Unvested restricted share units	(34)	(76)	—	—	—
Treasury shares	1,122	1,049	1,009	798	708
Potential dilutive common shares	312	410	365	511	585

Community Healthcare Trust	Page | 11	2Q 2024 | Supplemental Information

DEBT SUMMARY

	As of June 30, 2024
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility	$109,000	7.06%	—
Term loan A-3	75,000		4.29%
Term loan A-4	125,000		3.35%
Term loan A-5	150,000		5.36%
Debt	459,000
Deferred Financing Costs, net	(1,375)
Debt, net	$457,625

Select Covenants	Required	2Q 2024
Leverage ratio	≤ 60.0%	39.9%
Fixed charge coverage ratio	≥ 1.50x	3.8
Tangible net worth (in thousands)	≥ $504,476	$690,962
Secured indebtedness	≤ 30.0%	—%
Minimum debt service coverage ratio	≥ 2.0	4.3

Community Healthcare Trust	Page | 12	2Q 2024 | Supplemental Information

2024 PROPERTY ACQUISITIONS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Hospital of SE Mass.	New Bedford, MA	LTACH	1/31/2024	100.0%	$6,500	70,657
Northbay Professional Pavilion	Elkton, MA	MOB	3/25/2024	89.5%	4,500	19,656
Sanford Health Bemidji 1611	Bemidji, MN	MOB	3/29/2024	100.0%	16,534	45,800
Sanford Health Bemidji 1705	Bemidji, MN	MOB	3/29/2024	100.0%	6,666	28,900
Everest Rehabilitation Hospital	San Antonio, TX	IRF	4/16/2024	100.0%	23,500	38,009
				99.2%	$57,700	203,022

Community Healthcare Trust	Page | 13	2Q 2024 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	39.1%
Inpatient Rehabilitation Facilities (IRF)	19.2%
Acute Inpatient Behavioral (AIB)	12.9%
Specialty Centers (SC)	10.2%
Physician Clinics (PC)	7.0%
Surgical Centers and Hospitals (SCH)	4.8%
Behavioral Specialty Facilities (BSF)	4.7%
Long-term Acute Care Hospitals (LTACH)	2.1%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	17.0%
Illinois (IL)	10.9%
Ohio (OH)	10.3%
Florida (FL)	7.9%
Pennsylvania (PA)	5.6%
All Others	48.3%
Total	100.0%

Tenant	Annualized Rent (%)
LifePoint Health (LifePoint)	10.7%
US Healthvest	7.4%
Assurance Health (Assurance)	2.9%
Summit Behavioral Healthcare (Summit)	2.9%
Post Acute Medical (PAM)	2.8%
Worcester Behavioral Innovations Hospital (Worcester)	2.5%
Oceans Behavioral (Oceans)	2.4%
UPMC - University of Pittsburgh Medical Center (UPMC)	2.3%
Blue Cross Blue Shield of Louisiana (BCBS of LA)	2.3%
Radiology Regional	2.2%
All Others	61.6%
Total	100.0%

Community Healthcare Trust	Page | 14	2Q 2024 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2024
$2,772
2025
$9,628
2026
$12,233
2027
$7,317
2028
$7,568
2029
$8,158
2030
$3,213
2031
$9,941
2032
$2,098
2033
$1,389
2034+
$41,940
MTM
$986
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount (thousands)	Percent (%)	Amount ($) (thousands)	Percent (%)
2024	31	133	3.3%	$2,772	2.6%
2025	62	364	8.9%	9,628	9.0%
2026	71	562	13.8%	12,233	11.4%
2027	59	352	8.7%	7,317	6.8%
2028	59	371	9.2%	7,568	7.0%
2029	35	316	7.7%	8,158	7.6%
2030	15	112	2.7%	3,213	3.0%
2031	27	368	9.0%	9,941	9.3%
2032	12	139	3.4%	2,098	2.0%
2033	12	75	1.8%	1,389	1.3%
Thereafter	47	1,232	30.2%	41,940	39.1%
Month-to-Month	11	55	1.3%	986	0.9%
Totals	441	4,079	100.0%	$107,243	100.0%
Total portfolio was approximately 92.6% leased in the aggregate, excluding real estate assets held for sale, at June 30, 2024 with lease expirations ranging from 2024 through 2044.

Community Healthcare Trust	Page | 15	2Q 2024 | Supplemental Information

PROPERTY LOCATIONS

Approximately 51% of our property revenues are in MSAs with populations over 1,000,000 and approximately 92% are in statistical areas with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,646	0.24%	$343.9	0.32%	12,799,100	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.39%	$407.6	0.38%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Congress Medical Building 390	MOB	30,855	0.69%	$461.2	0.43%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Future Diagnostics Group	SC	8,876	0.20%	$390.9	0.36%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Gurnee Medical Office Building	MOB	22,968	0.52%	$239.6	0.22%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Joliet Oncology-Hematology Associates	PC	7,905	0.18%	$385.0	0.36%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Morris Cancer Center	MOB	18,470	0.41%	$623.7	0.58%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Oak Lawn Medical Plaza	MOB	33,356	0.75%	$375.1	0.35%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Presence	PC	14,863	0.33%	$310.8	0.29%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Presence Regional Cancer Center	SC	44,888	1.01%	$1,453.1	1.35%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Skin MD	PC	13,565	0.30%	$512.2	0.48%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Chicago Behavioral Hospital	AIB	85,000	1.91%	$2,226.2	2.07%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
US HealthVest - Lake	AIB	83,658	1.88%	$2,964.5	2.76%	9,262,825	Chicago-Naperville-Elgin, IL-IN	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.89%	$2,028.0	1.89%	8,100,037	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.14%	$1,104.1	1.03%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Gessner Road MOB	MOB	14,360	0.32%	$356.8	0.33%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.25%	$2,986.0	2.78%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Northwest Surgery Center	SCH	11,200	0.25%	$—	—%	7,510,253	Houston-Pasadena-The Woodlands, TX	5
Clinton Towers MOB	MOB	37,344	0.84%	$975.6	0.91%	6,304,975	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
2301 Research Boulevard	MOB	93,079	2.09%	$1,862.4	1.74%	6,304,975	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
Haddon Hill Professional Center	MOB	25,118	0.56%	$278.2	0.26%	6,246,160	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Hopebridge - Westlake	BSF	15,057	0.34%	$232.7	0.22%	6,246,160	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Continuum Wellness Center	MOB	8,227	0.18%	$164.2	0.15%	5,070,110	Phoenix-Mesa-Chandler, AZ	10
Desert Endoscopy Center	SCH	11,722	0.26%	$304.8	0.28%	5,070,110	Phoenix-Mesa-Chandler, AZ	10
Mountain View Surgery Center	SCH	14,046	0.32%	$519.7	0.48%	5,070,110	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.28%	$361.3	0.34%	4,342,304	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.61%	$627.7	0.58%	4,342,304	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.57%	$2,772.8	2.58%	4,044,837	Seattle-Tacoma-Bellevue, WA	15

Community Healthcare Trust	Page | 16	2Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Sanford Health Bemidji 1611	MOB	45,800	1.03%	$1,523.5	1.42%	3,712,020	Minneapolis-St. Paul-Bloomington, MN-WI	16
Sanford Health Bemidji 1705	MOB	28,900	0.65%	$624.3	0.58%	3,712,020	Minneapolis-St. Paul-Bloomington, MN-WI	16
Bay Area Physicians Surgery Center	MOB	17,943	0.40%	$290.1	0.27%	3,342,963	Tampa-St. Petersburg-Clearwater, FL	17
Sanderling Dialysis	SC	11,300	0.25%	$427.0	0.40%	3,269,973	San Diego-Chula Vista-Carlsbad, CA	18
Liberty Dialysis	SC	8,450	0.19%	$255.2	0.24%	3,005,131	Denver-Aurora-Centennial, CO	19
Waters Edge Medical	MOB	23,388	0.52%	$392.0	0.37%	2,834,316	Baltimore-Columbia-Towson, MD	20
Northbay Professional Pavilion	MOB	19,656	0.44%	$479.0	0.45%	2,834,316	Baltimore-Columbia-Towson, MD	20
Righttime Medical Care	SC	6,236	0.14%	$347.4	0.32%	2,834,316	Baltimore-Columbia-Towson, MD	20
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.06%	$174.4	0.16%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.05%	$145.8	0.14%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Kissimmee Physicians Clinic	PC	4,902	0.11%	$—	—%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Orthopaedic Associates of Osceola	PC	15,167	0.34%	$357.6	0.33%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Medical Village at Wintergarden	MOB	21,532	0.48%	$606.9	0.57%	2,817,933	Orlando-Kissimmee-Sanford, FL	21
Eyecare Partners	PC	6,487	0.15%	$—	—%	2,796,999	St. Louis, MO-IL	23
Eyecare Partners	PC	5,560	0.12%	$52.8	0.05%	2,796,999	St. Louis, MO-IL	23
Eyecare Partners	SCH	16,608	0.37%	$310.6	0.29%	2,796,999	St. Louis, MO-IL	23
Eyecare Partners	PC	6,311	0.14%	$49.5	0.05%	2,796,999	St. Louis, MO-IL	23
Baptist Health	PC	13,500	0.30%	$403.1	0.38%	2,703,999	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.15%	$191.7	0.18%	2,703,999	San Antonio-New Braunfels, TX	24
Everest Rehabilitation Hospital	IRF	38,000	0.85%	$2,138.5	1.99%	2,703,999	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.28%	$261.9	0.24%	2,703,999	San Antonio-New Braunfels, TX	24
The Heart & Vascular Center	MOB	15,878	0.36%	$315.5	0.29%	2,422,725	Pittsburgh, PA	27
Butler Medical Center	MOB	10,116	0.23%	$273.3	0.25%	2,422,725	Pittsburgh, PA	27
Forefront Dermatology Building	MOB	15,650	0.35%	$352.3	0.33%	2,422,725	Pittsburgh, PA	27
Greentree Primary Care	MOB	34,077	0.76%	$885.6	0.82%	2,422,725	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	4,800	0.11%	$97.9	0.09%	2,336,573	Las Vegas-Henderson-North Las Vegas, NV	29
Assurance Health System	BSF	14,381	0.32%	$571.7	0.53%	2,271,479	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.40%	$218.7	0.20%	2,271,479	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	17,935	0.40%	$175.8	0.16%	2,271,479	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,671	0.98%	$595.3	0.55%	2,271,479	Cincinnati, OH-KY-IN	30
Liberty Rehabilitation Hospital	IRF	37,720	0.85%	$2,481.6	2.31%	2,271,479	Cincinnati, OH-KY-IN	30

Community Healthcare Trust	Page | 17	2Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Davita Commercial Way	SC	4,980	0.11%	$—	—%	2,271,479	Cincinnati, OH-KY-IN	30
Fresenius Florence Dialysis Center	MOB	17,845	0.40%	$255.5	0.24%	2,271,479	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.55%	$628.5	0.59%	2,221,343	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.56%	$89.7	0.08%	2,221,343	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.38%	$263.9	0.25%	2,180,271	Columbus, OH	32
Court Street Surgery Center	SCH	7,787	0.17%	$80.2	0.07%	2,180,271	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.31%	$173.0	0.16%	2,180,271	Columbus, OH	32
Sedalia Medical Center	MOB	19,426	0.44%	$312.0	0.29%	2,180,271	Columbus, OH	32
Brook Park Medical Building	MOB	18,444	0.41%	$284.3	0.26%	2,158,932	Cleveland, OH	33
Smith Road	MOB	16,802	0.38%	$318.3	0.30%	2,158,932	Cleveland, OH	33
Assurance - Hudson	BSF	13,290	0.30%	$570.8	0.53%	2,158,932	Cleveland, OH	33
Rockside Medical Center	MOB	55,316	1.24%	$1,062.8	0.99%	2,158,932	Cleveland, OH	33
Assurance Health, LLC	BSF	10,200	0.23%	$372.9	0.35%	2,138,468	Indianapolis-Carmel-Greenwood, IN	34
Assurance Health System	BSF	13,722	0.31%	$510.6	0.48%	2,138,468	Indianapolis-Carmel-Greenwood, IN	34
Kindred Hospital Indianapolis North	LTACH	37,270	0.84%	$1,613.9	1.50%	2,138,468	Indianapolis-Carmel-Greenwood, IN	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.19%	$156.2	0.15%	1,787,169	Virginia Beach-Chesapeake-Norfolk, VA-NC	37
Vibra LTACH	LTACH	70,657	1.59%	$633.8	0.59%	1,677,803	Providence-Warwick, RI-MA	39
Warwick Oncology Center	SC	10,236	0.23%	$393.5	0.37%	1,677,803	Providence-Warwick, RI-MA	39
South County Hospital	PC	13,268	0.30%	$317.5	0.30%	1,677,803	Providence-Warwick, RI-MA	39
Ortho Rhode Island - Warwick	PC	7,340	0.16%	$217.0	0.20%	1,677,803	Providence-Warwick, RI-MA	39
Mercy Rehabilitation Hospital	IRF	39,637	0.89%	$2,028.0	1.89%	1,477,926	Oklahoma City, OK	42
Memphis Center	MOB	11,669	0.26%	$237.0	0.22%	1,335,674	Memphis, TN-MS-AR	45
Sanderling Dialysis	SC	10,133	0.23%	$569.0	0.53%	1,335,674	Memphis, TN-MS-AR	45
Gardendale MOB	MOB	12,956	0.29%	$325.7	0.30%	1,184,290	Birmingham, AL	47
Sanford West Behavioral Facility	BSF	96,886	2.17%	$1,338.5	1.25%	1,162,950	Grand Rapids-Wyoming-Kentwood, MI	49
Sterling Medical Center	MOB	28,685	0.64%	$520.8	0.49%	1,155,604	Buffalo-Cheektowaga, NY	50
Glastonbury	MOB	49,593	1.11%	$673.3	0.63%	1,151,543	Hartford-West Hartford-East Hartford, CT	51
Los Alamos Professional Plaza	MOB	43,395	0.97%	$574.0	0.53%	898,471	McAllen-Edinburg-Mission, TX	65
El Paso Rehabilitation Hospital	IRF	38,000	0.85%	$2,138.5	1.99%	873,331	El Paso, TX	68
UMass Memorial Health Cancer Center	SC	20,046	0.45%	$871.8	0.81%	866,866	Worcester, MA	69
Worcester Behavioral	AIB	81,972	1.84%	$2,731.2	2.54%	866,866	Worcester, MA	69
Columbia Gastroenterology Surgery Center	MOB	17,016	0.38%	$346.9	0.32%	858,302	Columbia, SC	70

Community Healthcare Trust	Page | 18	2Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Genesis Care - Bonita Springs	SC	4,445	0.10%	$289.0	0.27%	834,573	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3	SC	12,130	0.27%	$450.4	0.42%	834,573	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3A	MOB	2,023	0.05%	$39.0	0.04%	834,573	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 5 & 6	MOB	6,379	0.14%	$101.2	0.09%	834,573	Cape Coral-Fort Myers, FL	72
Colonial Blvd Office	SC	46,356	1.04%	$—	—%	834,573	Cape Coral-Fort Myers, FL	72
Corporate Office 3660	MOB	22,104	0.50%	$620.5	0.58%	834,573	Cape Coral-Fort Myers, FL	72
Corporate Annex Building	MOB	16,000	0.36%	$310.1	0.29%	834,573	Cape Coral-Fort Myers, FL	72
Wildwood Hammock RPET Facility	SC	10,832	0.24%	$429.1	0.40%	834,573	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.21%	$405.6	0.38%	834,573	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Northland	MOB	1,201	0.03%	$13.2	0.01%	834,573	Cape Coral-Fort Myers, FL	72
Eye Health of America 4101	MOB	43,322	0.97%	$1,005.0	0.94%	834,573	Cape Coral-Fort Myers, FL	72
Eye Health of America 2665	MOB	3,200	0.07%	$54.7	0.05%	834,573	Cape Coral-Fort Myers, FL	72
Eye Health of America 1320	MOB	6,757	0.15%	$79.7	0.07%	834,573	Cape Coral-Fort Myers, FL	72
Parkway Professional Plaza	MOB	41,909	0.94%	$986.6	0.92%	818,330	Lakeland-Winter Haven, FL	75
Davita Turner Road	SC	18,125	0.41%	$358.2	0.33%	814,363	Dayton-Kettering-Beavercreek, OH	76
Davita Springboro Pike	SC	10,510	0.24%	$185.6	0.17%	814,363	Dayton-Kettering-Beavercreek, OH	76
Davita Business Center Court	SC	12,988	0.29%	$233.0	0.22%	814,363	Dayton-Kettering-Beavercreek, OH	76
Mercy One Physicians Clinic	PC	17,318	0.39%	$398.2	0.37%	737,164	Des Moines-West Des Moines, IA	81
Daytona Medical Office	MOB	20,193	0.45%	$373.9	0.35%	721,796	Deltona-Daytona Beach-Ormond Beach, FL	83
Debary Professional Plaza	MOB	21,874	0.49%	$329.7	0.31%	721,796	Deltona-Daytona Beach-Ormond Beach, FL	83
Novus Clinic	SCH	14,315	0.32%	$300.7	0.28%	698,398	Akron, Oh	85
UH Walden Health Center	PC	11,000	0.25%	$—	—%	698,398	Akron, Oh	85
UW Health Clinic- Portage	PC	14,000	0.31%	$325.1	0.30%	694,345	Madison, WI	87
Cypress Medical Center	MOB	39,746	0.89%	$596.7	0.56%	652,939	Wichita, KS	90
Family Medicine East	PC	16,581	0.37%	$331.6	0.31%	652,939	Wichita, KS	90
Grene Vision Center	PC	18,681	0.42%	$—	—%	652,939	Wichita, KS	90
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.12%	$315.1	0.29%	643,979	Palm Bay-Melbourne-Titusville, FL	91
Penn State Health - Camp Hill	SC	8,400	0.19%	$178.2	0.17%	606,055	Harrisburg-Carlisle, PA	95
Penn State Health - Harrisburg	SC	10,000	0.22%	$195.0	0.18%	606,055	Harrisburg-Carlisle, PA	95
Perrysburg Medical Arts Building	MOB	25,930	0.58%	$443.4	0.41%	600,141	Toledo, OH	97
St. Vincent Mercy Medical Center, Inc.	PC	23,368	0.52%	$326.2	0.30%	600,141	Toledo, OH	97
Assurance - Toledo	BSF	13,290	0.30%	$536.4	0.50%	600,141	Toledo, OH	97

Community Healthcare Trust	Page | 19	2Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Granite Circle	MOB	17,164	0.39%	$237.7	0.22%	600,141	Toledo, OH	97
Mercy Rehabilitation Hospital - Northwest Arkansas	IRF	38,817	0.87%	$2,262.1	2.11%	590,337	Fayetteville-Springdale-Rogers, AR	98
Eynon Surgery Center	SCH	6,500	0.15%	$183.8	0.17%	569,413	Scranton--Wilkes-Barre, PA	100
Riverview Medical Center	MOB	26,199	0.59%	$354.6	0.33%	569,413	Scranton--Wilkes-Barre, PA	100
NEI	MOB	22,743	0.51%	$409.4	0.38%	569,413	Scranton--Wilkes-Barre, PA	100
NEI	MOB	15,768	0.35%	$236.4	0.22%	569,413	Scranton--Wilkes-Barre, PA	100
Cardiology Associates of Greater Waterbury	PC	16,793	0.38%	$335.9	0.31%	568,158	New Haven, CT	101
Grandview Plaza	MOB	20,042	0.45%	$313.0	0.29%	558,589	Lancaster, PA	104
Pinnacle Health	PC	10,753	0.24%	$247.3	0.23%	558,589	Lancaster, PA	104
Manteca Medical Group Building	PC	10,564	0.24%	$306.1	0.29%	551,430	Modesto, CA	105
Treasure Coast Medical Pavilion	MOB	55,844	1.25%	$918.0	0.86%	536,901	Port St. Lucie, FL	106
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09%	$—	—%	530,090	Pensacola-Ferry Pass-Brent, FL	107
Temple Rehabilitation Hospital	IRF	38,817	0.87%	$2,280.3	2.12%	501,333	Killeen-Temple, TX	110
Martin Foot & Ankle Clinic	PC	27,100	0.61%	$423.3	0.39%	464,640	York-Hanover, PA	116
UPMC Specialty Care	MOB	25,982	0.58%	$453.4	0.42%	425,969	Youngstown-Warren, OH	128
Biltmore Medical Office	SC	11,099	0.25%	$222.4	0.21%	417,202	Asheville, NC	131
Genesis Care - Weaverville	SC	10,696	0.24%	$456.3	0.43%	417,202	Asheville, NC	131
Specialty Hospital - Lafayette	MOB	31,650	0.71%	$1,684.9	1.57%	414,288	Lafayette, LA	132
Affinity Health Center	MOB	47,366	1.06%	$506.7	0.47%	399,474	Canton-Massillon, OH	138
Hills & Dales Professional Center	MOB	27,920	0.63%	$366.3	0.34%	399,474	Canton-Massillon, OH	138
Prattville Town Center Medical Office Bldg	MOB	13,319	0.30%	$387.8	0.36%	385,480	Montgomery, AL	143
Wellmont Bristol Urgent Care	SC	4,548	0.10%	$77.3	0.07%	313,025	Kingsport-Bristol, TN-VA	167
Wellmont Norton Urgent Care	SC	4,843	0.11%	$57.9	0.05%	313,025	Kingsport-Bristol, TN-VA	167
Norton Medical Plaza	MOB	32,757	0.73%	$294.2	0.27%	313,025	Kingsport-Bristol, TN-VA	167
Bristol Pediatric Associates	MOB	10,804	0.24%	$183.5	0.17%	313,025	Kingsport-Bristol, TN-VA	167
Londonderry Centre	MOB	21,115	0.47%	$286.9	0.27%	304,865	Waco, TX	169
Westlake Medical Office	MOB	14,100	0.32%	$254.0	0.24%	304,865	Waco, TX	169
Bluewater Orthopedics Center	MOB	10,255	0.23%	$221.0	0.21%	304,818	Crestview-Fort Walton Beach-Destin, FL	170
Longview Rehabilitation Hospital	IRF	38,817	0.87%	$2,280.3	2.12%	293,498	Longview, TX	173
Gulf Coast Cancer Centers-Foley	SC	6,146	0.14%	$172.2	0.16%	253,507	Daphne-Fairhope-Foley, AL	194
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.14%	$134.4	0.13%	253,507	Daphne-Fairhope-Foley, AL	194

Community Healthcare Trust	Page | 20	2Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Monroe Surgical Hospital	SCH	58,121	1.30%	$2,413.3	2.25%	221,885	Monroe, LA	214
Meridian Behavioral Health Systems	AIB	132,430	2.97%	$3,136.8	2.92%	203,164	Charleston, WV	228
Fresenius Ft. Valley	SC	4,920	0.11%	$85.3	0.08%	200,779	Warner Robins, GA	232
Tuscola Professional Building	MOB	25,500	0.57%	$610.2	0.57%	187,782	Saginaw, MI	239
Redding Oncology Center	SC	12,206	0.27%	$607.0	0.57%	180,366	Redding, CA	247
Kedplasma	SC	12,870	0.29%	$272.1	0.25%	179,165	Burlington, NC	249
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.81%	$577.9	0.54%	158,635	Decatur, AL	271
Provena Medical Center	MOB	54,894	1.23%	$778.9	0.73%	105,940	Kankakee, IL	351
Parkside Family & Davita Clinics	MOB	15,637	0.35%	$216.8	0.20%	98,808	Victoria, TX	366
Emory Healthcare	MOB	61,301	1.38%	$897.9	0.84%	104,821	LaGrange, GA-AL	n/a
Emory Southern Orthopedics	MOB	31,473	0.71%	$711.5	0.66%	104,821	LaGrange, GA-AL	n/a
Emory Southern Orthopedics	MOB	2,972	0.07%	$61.5	0.06%	104,821	LaGrange, GA-AL	n/a
Emory Healthcare	MOB	5,600	0.13%	$82.0	0.08%	104,821	LaGrange, GA-AL	n/a
Cub Lake Square	MOB	49,059	1.10%	$1,142.5	1.06%	109,175	Show Low, AZ	n/a
Cub Lake Square - Building B	MOB	—	—%	$—	—%	109,175	Show Low, AZ	n/a
Cub Lake Square - Building C	MOB	—	—%	$—	—%	109,175	Show Low, AZ	n/a
Sanderling Dialysis Center	SC	4,186	0.09%	$303.9	0.28%	26,589	Crescent City, CA	n/a
Fresenius Gallipolis Dialysis Center	SC	15,110	0.34%	$157.9	0.15%	28,986	Gallipolis, OH	n/a
Ottumwa Medical Clinic	MOB	68,895	1.55%	$756.1	0.70%	35,166	Ottumwa, IA	n/a
Ottumwa Medical Clinic	MOB	6,850	0.15%	$92.5	0.09%	35,166	Ottumwa, IA	n/a
Eyecare Partners	PC	8,421	0.19%	$134.3	0.13%	36,673	Centralia, IL	n/a
Baylor Scott & White Clinic	PC	37,354	0.84%	$490.7	0.46%	37,007	Brenham, TX	n/a
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.29%	$330.7	0.31%	37,187	Fremont, NE	n/a
Arkansas Valley Surgery Center	MOB	10,853	0.24%	$221.9	0.21%	50,318	Cañon City, CO	n/a
Fresenius Dialysis Center	MOB	17,746	0.40%	$360.4	0.34%	55,635	Corsicana, TX	n/a
Davita Dialysis	MOB	12,545	0.28%	$465.1	0.43%	55,720	Pahrump, NV	n/a
Marion Medical Plaza	MOB	27,246	0.61%	$346.9	0.32%	64,851	Marion, OH	n/a
Davita Etowah Dialysis Center	SC	4,720	0.11%	$68.8	0.06%	69,369	Athens, TN	n/a
Nesbitt Place	MOB	56,003	1.26%	$1,207.3	1.12%	84,472	Lawrence County, PA	n/a
Wellmont Lebanon Urgent Care	SC	8,369	0.19%	$104.6	0.10%	County: 26,586	Rural - No CBSA	n/a
Rettig Family Healthcare	PC	12,000	0.27%	$180.0	0.17%	County: 23,437	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	3,378	0.08%	$18.6	0.02%	County: 35,252	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 21	2Q 2024 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Sanderling Dialysis Center	SC	5,217	0.12%	$278.9	0.26%	County: 13,279	Rural - No CBSA	n/a
Princeton Cancer Center	SC	7,236	0.16%	$198.5	0.18%	County: 58,758	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	17,629	0.40%	$97.0	0.09%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	27,743	0.62%	$152.7	0.14%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	18,074	0.41%	$99.5	0.09%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services	MOB	9,890	0.22%	$54.4	0.05%	County: 35,252	Rural - No CBSA	n/a
Batesville Regional Medical Center	MOB	9,263	0.21%	$51.0	0.05%	County: 34,192	Rural - No CBSA	n/a
Tri Lakes Behavioral	BSF	58,400	1.31%	$716.2	0.67%	County: 34,192	Rural - No CBSA	n/a
Dahlonega Medical Mall	MOB	22,804	0.51%	$389.8	0.36%	County: 33,610	Rural - No CBSA	n/a
Lexington Carilion Clinic	PC	15,820	0.35%	$384.3	0.36%	County: 22,573	Rural - No CBSA	n/a
Andalusia Medical Plaza	SC	10,373	0.23%	$291.3	0.27%	County: 37,049	Rural - No CBSA	n/a
Russellville Medical Plaza	MOB	29,129	0.65%	$163.5	0.15%	County: 31,362	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 22	2Q 2024 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 23	2Q 2024 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

Community Healthcare Trust	Page | 24	2Q 2024 | Supplemental Information

REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 25	2Q 2024 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 26	2Q 2024 | Supplemental Information